UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2005

SPESCOM SOFTWARE INC.

(Exact name of registrant as specified in its charter)

California (State or other jurisdictionof incorporation)	0-15935 (Commission file number)	95-3634089 (I.R.S. EmployerIdentification Number)

10052 Mesa Ridge Court, Suite 100 San Diego, California (Address of principal executive offices)		92121 (Zip Code)

Registrant’s telephone number, including area code:    (858) 625-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

                The following information is furnished pursuant to Item 2.02, Results of Operations and Financial Condition.

                On February 15, 2005, Spescom Software Inc. issued a press release announcing its financial results for its fiscal first quarter, ended December 31, 2004.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit	Description

99.1	Press release issued by Spescom Software Inc. on February 15, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 15, 2005

SPESCOM SOFTWARE INC.

By:	/s/ John W. Low
John W. Low
Chief Financial Officer